Exhibit 99.4

VOTE BY INTERNET Before the Special Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on March 16, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ANWORTH MORTGAGE ASSET CORPORATION 1299 OCEAN AVENUE, SECOND FLOOR SANTA MONICA, CA 90401 During the Special Meeting - Go to www.virtualshareholdermeeting.com/ANH2021SM You may attend the Special Meeting via the Internet and vote during the Special Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on March 16, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D31356-S17346 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ANWORTH MORTGAGE ASSET CORPORATION The Board of Directors recommends you vote FOR proposals 1 and 2. For Against Abstain ! ! ! 1. To consider and vote on a proposal (the "Anworth Merger Proposal") to approve the merger of Anworth Mortgage Asset Corporation ("Anworth") with and into RC Merger Subsidiary, LLC, a Delaware limited liability company ("Merger Sub"), with Merger Sub continuing as the surviving entity, and the other transactions contemplated in connection therewith (collectively, the "Merger"), pursuant to that certain Agreement and Plan of Merger, dated as of December 6, 2020, by and among Ready Capital Corporation, a Maryland corporation ("Ready Capital"), Merger Sub, a wholly owned subsidiary of Ready Capital, and Anworth, as it may be amended from time to time, a copy of which is attached as Annex A to the joint proxy statement/prospectus accompanying this proxy card. ! ! ! 2. To consider and vote on a proposal to approve the adjournment of the Special Meeting of the Stockholders of Anworth, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Anworth Merger Proposal (the "Anworth Adjournment Proposal"). Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

SPECIAL MEETING OF STOCKHOLDERS OF ANWORTH MORTGAGE ASSET CORPORATION MARCH 17, 2021 Please mark, sign, date, and mail your proxy card in the envelope provided as soon as possible. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders of Anworth to be Held on March 17, 2021: The Notice and Proxy Statement is available at www.proxyvote.com. On this site, you will be able to access the Proxy Statement and any amendments or supplements to the Proxy Statement that are required to be furnished to stockholders. D31357-S17346 ANWORTH MORTGAGE ASSET CORPORATION Special Meeting of Stockholders March 17, 2021 at 10:00 AM Pacific Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Joseph E. McAdams and Charles J. Siegel, or either of them, each with full power of substitution, as proxies of the undersigned, to attend the Special Meeting of Stockholders of Anworth Mortgage Asset Corporation, to be held via live webcast at www.virtualshareholdermeeting.com/ANH2021SM on Wednesday, March 17, 2021 at 10:00 AM Pacific Time, and at any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present, as indicated on the reverse side. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF (A) THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 17, 2021, AND (B) THE ACCOMPANYING PROXY STATEMENT. THIS PROXY IS REVOCABLE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ANWORTH MERGER PROPOSAL AND "FOR" THE ANWORTH ADJOURNMENT PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. STOCKHOLDERS ARE URGED TO MARK, SIGN, DATE, AND RETURN THIS PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. Continued and to be signed on reverse side